                                                                   EXHIBIT 10.16

                          SECOND AMENDED AND RESTATED
                    SUBSCRIPTION AND STOCKHOLDERS AGREEMENT

                                     AMONG

                            PINNACLE HOLDINGS INC.

                             PINNACLE TOWERS INC.

                                      AND

                              THE STOCKHOLDERS OF
                            PINNACLE HOLDINGS INC.

                           DATED AS OF MAY 16, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
ARTICLE 1 ACQUISITIONS OF SHARES.........................................  2
     1.1    Initial Share Acquisitions...................................  2
            --------------------------
     1.2    Contributions on December 31, 1995...........................  2
            ----------------------------------
     1.3    Additional Capital Contributions.............................  2
            --------------------------------
     1.4    Conversion of Class D Common.................................  3
            ----------------------------
     1.5    Preemptive Rights............................................  3
            -----------------
     1.6    Expense Reimbursement........................................  4
            ---------------------

ARTICLE 2 VESTING OF UNVESTED SHARES; REPURCHASE OF EXECUTIVE
     SHARES; TRANSFER OF SHARES GENERALLY; SALE OR
     REORGANIZATION OF THE COMPANY.......................................  5
     2.1    Vesting of Unvested Shares...................................  5
            ---------------------------
     2.2    Repurchase of Executive Shares:  Call Option.................  6
            --------------------------------------------
     2.3    Repurchase of Executive Shares:  Upon Termination
            -------------------------------------------------
            Without Cause................................................  9
            -------------
     2.4    Repurchase of Executive Shares:  Upon Death.................. 11
            -------------------------------------------
     2.5    Limitation on the Company.................................... 13
            -------------------------
     2.6    Retention of Executive Shares................................ 14
            -----------------------------
     2.7    Tag-Along Rights............................................. 14
            ----------------
     2.8    Sale of the Company.......................................... 16
            -------------------
     2.9    Recapitalization............................................. 17
            ----------------
     2.10   Holdback..................................................... 18
            --------

ARTICLE 3 VOTING PROVISIONS.............................................. 18
     3.1    Election of Executives to the Board.......................... 18
            -----------------------------------
     3.2    Resignation upon Termination................................. 18
            ----------------------------
     3.3    Representations of the Fund.................................. 19
            ---------------------------

ARTICLE 4 VALUATION...................................................... 19
     4.1    Marketable Securities........................................ 19
            ---------------------
     4.2    Other Shares................................................. 19
            ------------

ARTICLE 5 REPRESENTATIONS AND WARRANTIES................................. 20
     5.1    Representations and Warranties of the Fund and the
            --------------------------------------------------
            Executives................................................... 20
            ----------
     5.2    Representations and Warranties of the Executives............. 24
            ------------------------------------------------
     5.3    Representations and Warranties of the Company................ 24
            ---------------------------------------------
     5.4    Survival..................................................... 25
            --------

ARTICLE 6 [reserved]..................................................... 26

ARTICLE 7 GENERAL PROVISIONS............................................. 26
     7.1    Transfer of Restricted Securities............................ 26
            ---------------------------------
     7.2    Addresses and Notices........................................ 28
            ---------------------
     7.3    Binding Effect............................................... 28
            --------------
     7.4    Amendment; Waiver............................................ 28
            -----------------
     7.5    Consent to Jurisdiction...................................... 29
            -----------------------
     7.6    Further Action............................................... 29
            --------------

     7.7    Other Definitional Provisions................................  29
            -----------------------------
     7.8    Severability.................................................  30
            ------------
     7.9    Entire Agreement.............................................  30
            ----------------
     7.10   Counterparts.................................................  30
            ------------
     7.11   Descriptive Headings.........................................  31
            --------------------
     7.12   Governing Law................................................  31
            -------------
     7.13   No Strict Construction.......................................  31
            ----------------------

                               LIST OF EXHIBITS
                               ----------------

EXHIBIT A      Defined Terms

EXHIBIT B-1    Stockholders and Pinnacle Tower Shares

EXHIBIT B-2    Stockholders and Pinnacle Holdings Shares

EXHIBIT C      Expenses to be Reimbursed

EXHIBIT D      Form of Consulting Agreement

EXHIBIT E      Form of Employment Agreement

                          SECOND AMENDED AND RESTATED
                    SUBSCRIPTION AND STOCKHOLDERS AGREEMENT


          This SECOND AMENDED AND RESTATED SUBSCRIPTION AND STOCKHOLDERS AGREEMENT is entered into as of May 16, 1996 by and among Pinnacle Holdings Inc., a Delaware corporation (the "Company"), Pinnacle Towers Inc., a Delaware
                                   -------
corporation ("Pinnacle Towers"), ABRY Broadcast Partners II, L.P., a Delaware
              ---------------
limited partnership (the "Fund"), and Robert J. Wolsey ("Wolsey"), James M.
                          ----                           ------
Dell'Apa ("Dell'Apa"), Michael D. Craig ("Craig") and the Gardere & Wynne
           --------                       -----
Savings and Retirement Plan Trust for the Benefit of Michael D. Craig (the "Craig Trust").
------------

          Certain terms used in this Agreement have the respective meanings which the attached Exhibit A assigns to those terms.
                   ---------

          Pinnacle Towers, the Fund, Wolsey, Dell'Apa, Craig and the Craig Trust are parties to a Subscription and Stockholders Agreement dated as of April 17, 1995, amended by Amendment No. 1 thereto dated as of May 3, 1995 and further amended and restated by the Amended and Restated Subscription and Stockholders Agreement dated as of December 31, 1995 (the "Original Agreement") whereby the
                                              ------------------
Fund, Wolsey, Dell'Apa, Craig and the Craig Trust (the "Initial Stockholders")
                                                        --------------------
capitalized Pinnacle Towers and the Company, set forth certain arrangements concerning Pinnacle Towers and the Company and their securities and the Company became a party to the Original Agreement. In addition, pursuant to a Contribution Agreement (the "Contribution Agreement"), dated as of December 31,
                             ----------------------
1995, among the Company and the parties to the Original Agreement, each Initial Stockholder contributed to the capital of the Company all of the capital stock of Pinnacle Towers held by such Initial Stockholder, in return for shares of capital stock of the Company. The Company, Pinnacle Towers and the Initial Stockholders desire that the arrangements among Pinnacle Towers and the Initial Stockholders which are set forth in the Original Agreement continue with respect to the Company and its securities after such contributions, from and after the Effective Time.

          Therefore, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE 1

                            ACQUISITIONS OF SHARES

          1.1   INITIAL SHARE ACQUISITIONS. On May 3, 1995 (the "Closing Date"):
                --------------------------                       ------------

          (A)  BY THE FUND. The Fund acquired from Pinnacle Towers, and Pinnacle
               -----------
     Towers issued to the Fund, 35,000 shares of Pinnacle Towers' Class A Common Stock, and in consideration for such shares the Fund contributed to Pinnacle Towers cash in the amount of $3,500,000.

          (B)  BY THE INITIAL EXECUTIVES.  Each of Wolsey, Dell'Apa, Craig and
               -------------------------
     the Craig Trust acquired from Pinnacle Towers, and Pinnacle Towers issued to each of them, the number of shares of Pinnacle Towers' Class B Common Stock, and the number of shares of Pinnacle Towers' Class D Common Stock, set forth opposite their respective names on the attached Exhibit B-1, and
                                                               -----------
     in consideration for the issuance of such shares each of them contributed to Pinnacle Towers cash in the amount set forth opposite his name on the attached Exhibit B-1.
              -----------

All of the shares of Class D Common Stock of Pinnacle Towers described in clause
(b) above were Unvested Shares upon their issuance and were Unvested Shares at the time of their contribution to the Company as described in Section 1.2.

          1.2   CONTRIBUTIONS ON DECEMBER 31, 1995.  On December 31, 1995,
                ----------------------------------
pursuant to the Contribution Agreement and effective as of the Effective Time, each of the Fund, Wolsey, Dell'Apa, Craig and the Craig Trust contributed to the capital of the Company the shares of Pinnacle Towers' capital stock acquired by such Person as described in Section 11 and, in consideration for such contribution, was issued the shares of capital stock of the Company set forth opposite such Person's name of the attached Exhibit B-2. On the date of this
                                            -----------
Agreement and as of the Effective Time, all shares of Class D Common so issued are Unvested Shares, and may become Vested Shares pursuant to Section 2.1.

          1.3   ADDITIONAL CAPITAL CONTRIBUTIONS.
                --------------------------------

          (A)   INITIAL COMMITTED CONTRIBUTIONS.  In order to fund all or a
                -------------------------------
     portion of the acquisition of any assets or business by the Company, operating costs of the Company, or for any other purpose which the Board has approved or may approve, the Fund has made, and from time to time on or prior to May 3, 1998 may make, additional contributions to the Company's capital in an aggregate amount not to exceed $16,500,000 (collectively, the "Initial Committed Contributions"). In consideration for each $100.00
      -------------------------------
     contributed by the Fund in any Initial Committed Contribution, the Company has issued or will issue to the Fund one share of Class A Common.

          (B)   SECONDARY COMMITTED CONTRIBUTIONS.  In order to fund all or a
                ---------------------------------
     portion of the acquisition of any assets or business by the Company, operating costs of the Company, or for any other purpose which the Board has approved or may approve, the Fund has made, and from time to time on or prior to the third anniversary of the Closing Date may make, additional contributions to the Company's capital in an aggregate amount not to exceed $30,000,000 (collectively, the "Secondary Committed Contributions" and
                                     ---------------------------------
     together with the Initial Committed Contributions, the "Committed
                                                             ---------
     Contributions").  In consideration for each $100.00 contributed by the Fund
     -------------
     in any Secondary Committed Contribution, the Company has issued or will issue to the Fund one share of Class E Common.

          1.4   CONVERSION OF CLASS D COMMON.  On the Conversion Date, each
                ----------------------------
holder of Class D Common will convert all shares of Class D Common held by such holder into shares of Class C Common in accordance with the Company Charter.
All Class C Common issued upon conversion of shares of Class D Common which are Vested Shares immediately prior to such conversion will be Vested Shares immediately after such conversion. All shares of Class C Common issued upon the conversion of shares of Class D Common which are Unvested Shares immediately prior to such conversion will be Unvested Shares immediately after such conversion.

     For example, if immediately prior to conversion there are outstanding 2,000 shares of Class D Common which are Vested Shares, 8,000 shares of Class D Common which are Unvested Shares, 68,000 shares of Class A Common and 12,000 shares of Class B Common, then 20,000 shares of Class C Common will be issuable upon such conversion, and 4,000 of those shares of Class C Common will be Vested Shares upon conversion and the remaining 16,000 shares of Class C Common will be Unvested Shares upon conversion.

          1.5   PREEMPTIVE RIGHTS.
                -----------------

          (A)   GENERAL RIGHT.  Except for any Exempt Issuance, if the Company
                -------------
authorizes the issuance or sale of any Common Equivalents, then the Company will give each Stockholder which owns Non-Incentive Common Shares written notice offering to sell to that Stockholder a portion of such Common Equivalents equal to that Stockholder's Ownership Percentage. Such notice will describe in reasonable detail the Common Equivalents being offered, the purchase price, the payment terms and such Stockholder's Ownership Percentage. Each Stockholder which holds Non-Incentive Common Shares will be entitled to purchase those Common Equivalents at the same price and on the same other terms as those Common Equivalents are issued to other Persons; provided that, if other Persons
                                         --------
purchasing or receiving Common Equivalents are required to also purchase other securities of the Company or any other Person, then the Stockholders exercising their rights under this Section 1.5 will also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase.

          (B)  METHOD OF EXERCISE.  In order to exercise its purchase rights
               ------------------
under this Section 1.5, a Stockholder must, within 10 Business Days after receipt of the written notice described in Section 1.5(a), deliver a written notice to the Company stating that such Stockholder is electing to purchase Common Equivalents and stating the maximum quantity of Common Equivalents for which that Stockholder will subscribe. If any Stockholder does not elect to purchase the full amount of that Stockholder's Ownership Percentage of the Common Equivalents to be issued, then the unpurchased Common Equivalents will be allocated to those other Stockholders who have elected to purchase their full allotment, pro rata according to their respective Ownership Percentages, until either all of the Common Equivalents being offered have been allocated or each subscribing Stockholder has been allocated the entire quantity of Common Equivalents for which that Stockholder has subscribed.

          (C)  SALE TO OTHERS.  During the 180 days after the end of the 10-day
               --------------
offering period described in Section 1.5(b), the Company will be entitled to sell any Common Equivalents which the Stockholders which hold Non-Incentive Common Shares have not elected to purchase, on terms and conditions no more favorable to the purchasers thereof than those offered to those Stockholders. Any Common Equivalents offered or sold by the Company after such 180-day period must be reoffered in accordance with the terms of this Section 1.5 to the Stockholders which hold Non-Incentive Common Shares.

          (D)  TERMINATION. The rights of the Stockholders under this Section
               -----------
1.5 will terminate upon an IPO.

          1.6  EXPENSE REIMBURSEMENT.  To the extent that it has not already
               ---------------------
done so, the Company will reimburse each of the Fund, Wolsey, Dell'Apa and Craig for the direct out-of-pocket costs and expenses incurred by such Stockholder in connection with the preparation, negotiation and execution of the Transaction Documents and the consummation of the transactions contemplated thereby, and will reimburse Wolsey, Dell'Apa and Craig for certain start-up and other expenses incurred by them prior to the Closing Date, a description of which is attached to this Agreement as Exhibit C. To the extent they are not yet known
                              ---------
or quantified, the Company will reimburse such items promptly after a report thereof is furnished to the Company and the Fund.

                                   ARTICLE 2

                          VESTING OF UNVESTED SHARES;
         REPURCHASE OF EXECUTIVE SHARES; TRANSFER OF SHARES GENERALLY;
                     SALE OR REORGANIZATION OF THE COMPANY

          2.1   VESTING OF UNVESTED SHARES.
                --------------------------

          (A)   SCHEDULED VESTING.  On each anniversary of the Closing Date
                -----------------
which is specified below and on which any Executive is an employee of the Company or Pinnacle Towers, the "Fraction" specified below of the Incentive Shares for that Executive which are then Unvested Shares (whether or not then held by that Executive) became or will become Vested Shares:

          Anniversary of the
          Closing Date:                           Fraction
          --------------------                    --------
          First                                      1/10
          Second                                     1/9
          Third                                      1/8
          Fourth                                     2/7
          Fifth                                      1/2
          Sixth                                      1/1/1/

     For example, if 10,000 Unvested Shares are issued to an Executive on the Closing Date and that Executive is an employee of the Company or Pinnacle Towers on each of the first, second, third, fourth, fifth and sixth anniversaries of the Closing Date, then on such anniversaries the following number of those shares will become Vested Shares, respectively: 1,000, 1,000, 1,000, 2,000, 2,500 and 2,500.

For all purposes relevant to this Agreement, "employment" by the Company or Pinnacle Towers with respect to the Craig Trust will refer to employment of Craig by the Company or Pinnacle Towers (the intention of the parties being that in all respects the treatment of any Shares held by the Craig Trust will be the same as the treatment which would have been afforded those Shares under this Agreement if they had been owned by Craig).

          (B)  ACCELERATED VESTING.  Notwithstanding Section 2.1(a), upon any
               -------------------
IPO or Sale of the Company, all Unvested Shares for any Executive which is then an employee of the Company or Pinnacle Towers (whether or not then held by that Executive) will become Vested Shares.

_________________________

/1/i.e., all Unvested Shares for any Executive will become Vested Shares if that Executive is an employee of the Company or Pinnacle Towers on the sixth anniversary of the Closing Date.

          (C)  EFFECT OF TERMINATION OF EMPLOYMENT.  Notwithstanding Sections
               -----------------------------------
2.1(a) and 2.1, all Incentive Shares for any Executive (whether or not then held by that Executive) will become (or remain) Unvested Shares upon the termination of that Executive's employment with the Company and Pinnacle Towers either (i) by the Company, Pinnacle Towers or by that Executive for any reason or for no reason (other than by reason of such Executive's death or permanent disability) prior to the third anniversary of the Closing Date or (ii) by reason of Cause at any time prior to, on or after the third anniversary of the Closing Date.

          2.2  REPURCHASE OF EXECUTIVE SHARES: CALL OPTION
               --------------------------------------------

          (A)  CALL OPTION.  If any Executive ceases to be employed by the
               -----------
Company and Pinnacle Towers/2/ for any reason or for no reason (the cessation of an Executive's employment being a "Termination"), then the Executive Shares for
                                   -----------
that Executive (whether then held by that Executive or one or more of that Executive's permitted Transferees or, in the case of Craig, the Craig Trust or its permitted Transferees) will be subject to repurchase by the Company and the Stockholders which hold Non-Incentive Common Shares upon the terms and conditions of this Section 2.2 (the "Call Option").
                                    -----------

          (B)  CALL OPTION PRICE.  In connection with any exercise of the Call
               -----------------
Option, the purchase price for each Unvested Share for the Executive as to which a Termination has occurred (whether or not then held by that Executive) will be $0.001, and the purchase price for each other Executive Share for that Executive (whether or not then held by that Executive) will be the Fair Market Value of that Executive Share as of the date upon which the Company Call Notice or the Fund Call Notice, as the case may be, is given. The Fair Market Value of any Executive Share will be determined pursuant to Article 4.

          (C)  EXERCISE BY THE COMPANY.  Promptly after any Termination (with
               -----------------------
respect to the Unvested Shares which are part of the Executive Shares for the Executive in question) the Company will, and at any time and from time to time on or prior to the 20th Business Day after any Termination (with respect to the other Executive Shares for that Executive), the Company may, exercise the Call Option for all or any portion of the Executive Shares for the Executive in question by delivering written notice (the "Company Call Notice") to the
                                            -------------------
holder(s) of the Executive Shares to be purchased. The Company Call Notice will set forth the number and type of Executive Shares to be acquired from each holder, the aggregate consideration to be paid for those Executive Shares and the time and place for the closing of the Company's purchase.

_________________________

     /2/i.e., if the Executive is employed by neither the Company nor Pinnacle Towers.

          (D)  EXERCISE BY THE INITIAL STOCKHOLDERS.
               ------------------------------------

          (i) If the Company does not exercise or has not exercised the Call Option for any or all of the Executive Shares in question, then, at any time and from time to time on or prior to the 20th Business Day after the Termination in question, at the election of the Fund (by written notice as described in clause (ii) below), then the Stockholders which hold Non-Incentive Common Shares, including the Fund, if the Fund holds Non-Incentive Common Shares, but excluding any Executive as to which a Termination has occurred and any Family Member of any such Executive (those non-excluded Stockholders being the "Eligible Stockholders") will be
                                          ---------------------
     entitled to exercise the Call Option with respect to any or all of the Executive Shares for the Executive in question and which the Company is not able to purchase (collectively, the "Available Shares").
                                          ----------------

          (ii) If the Fund so elects, then the Fund will give written notice (the "Fund Call Notice") to the other Eligible Stockholders setting forth
           ----------------
     the number of Available Shares of the type(s) to be purchased and the proposed purchase price for those Available Shares. Each Eligible Stockholder may elect to purchase any or all of the Available Shares of the type(s) specified in the Fund Call Notice by giving written notice (an "Election Notice") to the Fund specifying the maximum number of Executive
      ---------------
     Shares of each such type which that Eligible Stockholder would purchase, within 5 Business Days after the Fund Call Notice is given.

        (iii) If the Eligible Stockholders elect to purchase an aggregate number of Executive Shares of any type which is greater than the number of Available Shares of that type which is specified in the Fund Call Notice, then the number of Available Shares of that type which is specified in the Fund Call Notice will be allocated among the electing Eligible Stockholders pro rata, based upon their respective Non-Incentive Percentages. If any of those Available Shares of any type are not allocated to the Eligible Stockholders pursuant to the immediately preceding sentence, then the unallocated Available Shares of that type will be allocated and reallocated among the Eligible Stockholders who have elected to purchase more Available Shares of that type (as indicated in their respective Election Notices), pro rata based on their respective Non-Incentive Percentages, until either the entire number of Available Shares of that type which is specified in the Fund Call Notice have been allocated or each Eligible Stockholder has been allocated the maximum number of the Available Shares of that type which that Eligible Stockholder has elected to purchase (as indicated in that Eligible Stockholder's Election Notice).

         (iv) As soon as practicable, the Fund will notify each holder of Executive Shares as to the number of Executive Shares being purchased from such holder by the Eligible Stockholders, the aggregate consideration to be paid for those Executive Shares and the time and place for the closing of the purchase by the Eligible Stockholders (the "Supplemental Call Notice").
                                                     ------------------------
     At the time the Fund delivers the Supplemental Call Notice to the holder(s) of Executive Shares, the Fund will also deliver written notice to each subscribing Eligible Stockholder setting forth the number and type of Available Shares allocated to that Eligible Stockholder pursuant to clause
     (ii) above, the aggregate purchase price and the time and place of the closing of the purchase by the Eligible Stockholders.

          (E)  ALLOCATION AMONG SELLING HOLDERS.  The number of Executive Shares
               --------------------------------
of any type to be repurchased by the Company or the Eligible Stockholders will be satisfied to the extent possible from the Executive Shares held by the Executive as to which the Termination in question has occurred. If the number of Executive Shares of any type then held by that Executive is less than the total number of Executive Shares of that type to be purchased, then the Company and/or the Eligible Stockholders will purchase the remaining Executive Shares of that type from the other holder(s) of Executive Shares for that Executive and of that type, pro rata according to the number of such Executive Shares held by such other holder(s).

          (F)  CLOSING. The closing of any purchase of Executive Shares pursuant
               -------
to the Call Option will take place on the date designated in the Company Call Notice or Supplemental Call Notice, as the case may be, which date will not be earlier than the 5th Business Day after the delivery of such notice. The Company and/or the Eligible Stockholders will pay for the Executive Shares to be purchased pursuant to the Call Option by delivery of one or more certified checks or wire transfers of funds. The purchasers of Executive Shares under this
Section 2.2 will be entitled to receive customary representations and warranties from the sellers regarding the sale of those Executive Shares (including representations and warranties to the effect that the seller(s) have good title to those Executive Shares, free and clear of any liens or encumbrances) and to require that those sellers execute and deliver transfer documentation that is reasonable in form and substance.

          (G)  CHARACTERIZATION OF EXECUTIVE SHARES PURCHASED.  Any Executive
               ----------------------------------------------
Share purchased by any Executive or any Family Member of that Executive under this Section 2.2 will thereafter be an Executive Share for that Executive (or for Craig, in the case of any such Share purchased by the Craig Trust or any Family Member thereof). Any Incentive Shares purchased by any Eligible Stockholder under this Section 2.2 will thereafter continue to be Incentive Shares in the hands of that Eligible Stockholder, but will not thereafter be or become Unvested Shares; provided that any Vested
                                                  --------
Shares or Unvested Shares purchased by any Executive or any Family Member thereof will become Unvested Shares if a Termination described in Section 2.2(a) occurs with respect to that Executive (or with respect to Craig, in the case of any such Share purchased by the Craig Trust or any Family Member thereof).

          (H)  DEADLINE FOR EXERCISE OF CALL OPTION.  No Company Call Notice or
               ------------------------------------
Fund Call Notice with respect to Executive Shares for any Executive may be given after the date which is 20 Business Days after the date upon which the Termination occurs with respect to that Executive.

          2.3  REPURCHASE OF EXECUTIVE SHARES: UPON TERMINATION WITHOUT CAUSE.
               --------------------------------------------------------------

          (A)  WITHOUT-CAUSE PUT OPTION.  If the employment of any Executive by
               ------------------------
the Company and Pinnacle Towers is terminated by the Company and Pinnacle Towers (other than for Cause or by reason of that Executive's death or disability), then that Executive and his Family Members will have the right (the "Without-
                                                                     -------
Cause Put Option") to require the Company to purchase from that Executive and
----------------
his Family Members any or all of the shares of Class B Common which are held by them at the time the Without-Cause Put Notice is given and which were issued pursuant to the Contribution Agreement (the "Purchased Executive Shares" for
                                             --------------------------
that Executive), upon the terms and conditions of this Section 2.3. Any Termination described in the preceding sentence is referred to as a "Without-
                                                                     -------
Cause Termination."
-----------------

          (B)  WITHOUT-CAUSE OPTION PRICE.  In connection with any exercise of
               --------------------------
the Without-Cause Put Option, the purchase price for each Purchased Executive Share will be the Fair Market Value of that Purchased Executive Share as of the date upon which the Without-Cause Put Notice is given. The Fair Market Value of any Purchased Executive Share will be determined pursuant to Article 4.

          (C)  EXERCISE.  Any Executive or Family Member of any Executive may
               --------
exercise the Without-Cause Put Option at any time and from time to time during the 20 Business Days after the Without-Cause Termination of that Executive by delivering written notice (the "Without-Cause Put Notice") to the Company. The
                                ------------------------
Without-Cause Put Notice will set forth the number of Purchased Executive Shares to be sold by that Executive or Family Member.

          (D)  CLOSING. The closing of the purchase and sale of Purchased
               -------
Executive Shares pursuant to any exercise of the Without-Cause Put Option will take place promptly after both the purchase price for those shares has been determined and the certificate(s) representing those Purchased Executive Shares (duly endorsed for transfer to the Company) have been surrendered to the Company at its principal executive office. The Company will pay for the

Purchased Executive Shares to be purchased pursuant to the Without-Cause Put Option by delivery of one or more certified checks or wire transfers of funds. The Company will be entitled to receive customary representations and warranties from the seller(s) of those Purchased Executive Shares regarding the sale of those Shares (including representations and warranties to the effect that the seller(s) have good title to those Shares, free and clear of any liens or encumbrances) and to require that those sellers execute and deliver transfer documentation that is reasonable and customary.

          (E)  CHARACTERIZATION OF EXECUTIVE SHARES PURCHASED. Any Purchased
               ----------------------------------------------
Executive Share purchased by the Company under this Section 2.3 will be cancelled and will not thereafter be reissued or resold by the Company.

          (F)  DEADLINE FOR EXERCISE OF WITHOUT-CAUSE PUT OPTION.  No Without-
               -------------------------------------------------
Cause Put Notice with respect to Purchased Executive Shares held by any Executive or any Family Member of that Executive may be given after the date which is 20 Business Days after the date upon which the Without-Cause Termination occurs with respect to that Executive (or with respect to Craig, in the case of the Craig Trust).

          2.4  REPURCHASE OF EXECUTIVE SHARES:  UPON DEATH.
               -------------------------------------------

          (A)  MAINTENANCE OF KEY-MAN INSURANCE.  From time to time after the
               --------------------------------
date of this Agreement, the Company will use reasonable efforts to maintain or cause Pinnacle Towers to maintain, at the Company's or Pinnacle Towers' expense, life insurance policies on the lives of each of Wolsey, Dell'Apa and Craig (the "Key-Man Policies") which is then an employee of the Company or Pinnacle Towers.
 ----------------
Each Key-Man Policy will be the exclusive property of the Company and/or Pinnacle Towers, and all death and other benefits payable under each Key-Man Policy will be payable to the Company and/or Pinnacle Towers, as the sole beneficiary(ies) thereof. The amounts of the death benefits payable under the Key-Man Policy for each Executive will be reviewed and adjusted annually as may be agreed by the Board and that Executive, with the intention being that the amount of the death benefits (the "Death Benefits") approximate the aggregate
                                   --------------
Fair Market Value of the Purchased Executive Shares and the Vested Shares for that Executive (including, in the case of Craig, those held by the Craig Trust) from time to time (to the extent that such insurance may be acquired for the amount of such value).

          (B)  AFTER-DEATH PUT OPTION.  Subject to Section 2.4(c), if the
               ----------------------
employment of any Executive by the Company and Pinnacle Towers is terminated by reason of that Executive's death, then that Executive's Family Members will have the right (the "After-Death Put Option") to require the Company to purchase from
                ----------------------
those Family Members any or all of the shares of the Purchased Executive Shares for that Executive and a like proportion of the Vested Shares for that Executive, upon the terms and conditions of this Section 2.4.

     For example, if at the time of the death of an Executive that Executive and his Family Members hold in the aggregate 2,000 Purchased Executive Shares and 1,000 Vested Shares, and the Family Members of that Executive elect to require the Company to purchase 1,200 of those Purchased Executive Shares, then those Family Members also will be required to sell (and the Company also will be required to purchase) 600/3/ of those Vested Shares.

          (C)  AFTER-DEATH OPTION PRICE.  In connection with any exercise of the
               ------------------------
After-Death Put Option, the aggregate purchase price for the Purchased Executive Shares and Vested Shares for any Executive to be purchased by the Company will be an amount equal to the aggregate Fair Market Value of such Shares as of the date upon which the After-Death Put Notice is given; provided the Company will
                                                     --------
not be required to purchase any such Shares to the extent that the aggregate Fair Market Value thereof on such date exceeds the amount of the Death Benefits paid to the Company and/or Pinnacle Towers pursuant to the Key-Man Policy for that Executive.

     For example, assuming the facts set forth in the preceding illustration and if the aggregate Fair Market Value of those 1,200 Purchased Executive Shares and 600 Vested Shares were $3,000,000 and the Death Benefits paid under the Key-Man Policy for that Executive were $2,500,000, then the number of each type of Shares to be purchased will be reduced (to 1,000 Purchased Executive Shares and 500 Vested Shares) so that the aggregate purchase price of the Shares to be purchased does not exceed the amount of those Death Benefits.

The Fair Market Value of any Purchased Executive Shares and Vested Shares will be determined pursuant to Article 4.

          (D)  EXERCISE. Any Family Member of any Executive (including the Craig
               --------
Trust, in the case of Craig's death) may exercise the After-Death Put Option at any time and from time to time during the six months after the termination of that Executive's employment by the Company and Pinnacle Towers by reason of his death by delivering written notice (the "After-Death Put Notice") to the
                                         ----------------------
Company. The After-Death Put Notice will set forth the number of Purchased Executive Shares to be sold by that Family Member.

          (E)  CLOSING. The closing of the purchase and sale of Purchased
               -------
Executive Shares and Vested Shares pursuant to any

____________________________

       /3/  i.e., 1,200/2,000 x 1,000 Vested Shares
exercise of the After-Death Put Option will take place promptly after the last to occur of the determination of the purchase price for the Shares to be purchased, the Company's and/or Pinnacle Towers' receipt of the Death Benefits in question, and the surrender at the Company's principal executive office of the certificate(s) representing the Purchased Executive Shares and Vested Shares to be purchased (duly endorsed for transfer to the Company). The Company will pay for the Purchased Executive Shares and Vested Shares to be purchased pursuant to the After-Death Put Option by delivery of one or more certified checks or wire transfers of funds. The Company will be entitled to receive customary representations and warranties from the seller(s) of those Purchased Executive Shares and Vested Shares regarding the sale of those Shares (including representations and warranties to the effect that the seller(s) have good title to those Shares, free and clear of any liens or encumbrances) and to require that those sellers execute and deliver transfer documentation that is reasonable and customary.

          (F)  CHARACTERIZATION OF EXECUTIVE SHARES PURCHASED. Any Purchased
               ----------------------------------------------
Executive Share or Vested Share purchased by the Company under this Section 2.4 will be canceled and will not thereafter be reissued or resold by the Company.

          (G)  DEADLINE FOR EXERCISE OF AFTER-DEATH PUT OPTION.  No After-Death
               -----------------------------------------------
Put Notice with respect to Purchased Executive Shares or Vested Shares held by any Family Member of any Executive may be given after the date which is six months after the death of that Executive (or the death of Craig, in the case of the Craig Trust).

          (H)  DISPOSITION OF REMAINING DEATH BENEFITS.  To the extent that the
               ---------------------------------------
Company is not required to pay any portion of the Death Benefits under any Key-Man Policy as the purchase price for Shares pursuant to the exercise of the After-Death Put Option, the Company and/or Pinnacle Towers may retain such Death Benefits and use them for any purpose which the Board may approve. The Family Members of any Executive will be entitled to look solely to the proceeds of the Key-Man Policy in question for the satisfaction of the Company's obligation to pay the purchase price for any Shares pursuant to any exercise of the After-Death Put Option.

          2.5  LIMITATION ON THE COMPANY.  Notwithstanding anything to the
               -------------------------
contrary contained in this Agreement, all repurchases of shares by the Company and the requirement to obtain and maintain Key-Man Policies will be subject to all applicable restrictions contained in the Delaware Act and in the Company's and its Subsidiaries' debt and equity financing agreements.

          2.6  RETENTION OF EXECUTIVE SHARES.
               -----------------------------

          (A)  CONSENT REQUIRED GENERALLY.  Without limiting Section 7.1, no
               --------------------------
holder of any Executive Share will Transfer any Executive Share or any interest therein without the prior written approval of the Board, other than (i) to any Family Member of the Executive in question (provided that such Family Member
                                            --------
agrees to be bound by the terms of this Agreement with respect to any subsequent Transfer, and the repurchase of, such Executive Share), (ii) pursuant to Section 2.2, 2.3 or 2.4, (iii) pursuant to Section 2.7 or Section 2.8, or (iv) in any Public Sale. The Board may impose any condition(s) which it deems appropriate in connection with the grant of any such consent or approval. Any Transfer of any Executive Shares in violation of this Section 2.6 will be null and void, and the Company will not give any effect to any such Transfer in the Company's records.

          (B)  STATUS AFTER EXEMPT TRANSFER.  Any Executive Shares which are
               ----------------------------
Transferred as described in clause (iii) or clause (iv) of Section 2.6(a) will cease to be Shares for purposes of this Agreement (meaning, without limitation, that they will not thereafter be subject to repurchase pursuant to Section 2.2,
2.3 or 2.4, nor will any Transferee in such a Transfer have any rights pursuant to any of Sections 1.4, 2.2, 2.3, 2.4 or 2.7 by reason of holding any such Shares).

          2.7  TAG-ALONG RIGHTS.
               ----------------

          (A)  TAG-ALONG SALE NOTICE.  Not later than the 5th Business Day prior
               ---------------------
to any Transfer of Common Shares by the Fund, the Fund will give each other Stockholder which holds Non-Incentive Common Shares (collectively, the "Other
                                                                        -----
Stockholders") a written notice (the "Tag-Along Sale Notice") specifying the
------------                          ---------------------
material terms of the proposed Transfer. Each Other Stockholder may elect to participate in such Transfer as an additional Transferor on the terms of this
Section 2.7, by delivering written notice to that effect to the Fund within 5 Business Days after delivery of the Tag-Along Sale Notice.

          (B)  MANNER OF PARTICIPATION.  If any Other Stockholder elects to
               -----------------------
participate in any such Transfer, then each Stockholder participating in that Transfer as a Transferor (including the Fund) will be entitled to include in that Transfer, at the same price and on the same terms (subject to Section 2.7(c)), up to a quantity of Non-Incentive Common Shares which is equal to the product of (1) the quotient determined by dividing that Stockholder's Non-
               -----------------------------------
Incentive Percentage by the aggregate Non-Incentive Percentage of all participating Stockholders (including the Fund) multiplied by (2) the aggregate number of Common Shares to be included in that Transfer.

     For example, if the Fund proposes to Transfer 10,000 Common Shares, and one Other Stockholder elects to participate in that Transfer, and the Non-Incentive Percentage of the Fund is 60% and the Non-Incentive Percentage of the Other Stockholder is 20%, then the Other Stockholder will be entitled to include in that Transfer 2,500 Common Shares, /4/ and the Fund will be entitled to include in that Transfer 7,500 Common Shares.

          (C)  DIVISION OF CONSIDERATION.  In any Transfer of Common Shares in
               -------------------------
accordance with this Section 2.7, the aggregate consideration paid by the Transferee in question will be divided among the Fund and the participating Other Stockholders as if such consideration were to be distributed as a Distribution to the Company's stockholders in accordance with the Company Charter and the Common Shares Transferred were the only shares of the Company's capital stock outstanding.

          (D)  EXCEPTED TRANSFERS.  The provisions of this Section 2.7 will not
               ------------------
apply to any Transfer by the Fund (i) to an Affiliate of the Fund (provided that
                                                                   --------
the Affiliate agrees to be bound by the terms of this Agreement with respect to any subsequent Transfer of the Common Shares Transferred to that Affiliate),
(ii) pursuant to Section 2.8, (iii) in any Public Sale (including in connection with or as part of an IPO), or (iv) to any employee of the Company or any Subsidiary.

          (E)  TRANSFERS IN VIOLATION.  Any Transfer of any Common Shares in
               ----------------------
violation of this Section 2.7 will be null and void, and the Company will not give any effect to any such Transfer in the Company's records. The Fund will not Transfer (other than pursuant to clause (ii), clause (iii) or clause (iv) of Section 2.7(d) any Common Shares to any Person which does not agree to permit participation by the holders of Non-Incentive Common Shares in such Transfer in accordance with this Section 2.7.

          (F)  TERMINATION OF RESTRICTIONS.  If any Common Shares are
               ---------------------------
Transferred in accordance with this Section 2.7 (other than to an Affiliate of the Fund), then no Other Stockholder will have any rights pursuant to this
Section 2.7 with respect to any subsequent Transfer of those Common Shares. The rights of the Other Stockholders under this Section 2.7 will terminate with respect to all Transfers of Common Shares upon an IPO or a Sale of the Company.

________________________
     i.e., [20% + (20% + 60%)] x 10,000 Common Shares.

          2.8    SALE OF THE COMPANY.
                 -------------------

          (A)    GENERALLY.  In connection with any Approved Sale, each
                 ---------
Stockholder will vote in favor of, consent to and raise no objection with respect to the Approved Sale, and if the Approved Sale is structured as a sale of the Company's capital stock, then each Stockholder will sell capital stock of the Company, Options, Convertible Securities and other rights to acquire securities of the Company on the terms and conditions applicable to the Approved Sale. Each Stockholder will take all actions which may be necessary to approve and effect any Approved Sale (including waiving any dissenter's or similar rights which such Stockholder may have with respect to any Approved Sale) and will use its best efforts to cooperate in any Approved Sale and will take all other necessary and desirable actions in connection with the consummation of any Approved Sale as the Company or the Fund may reasonably request. The reasonable out-of-pocket expenses incurred by any Stockholder in the ordinary course of complying with this Section 2.8 (including reasonable attorneys' fees) will be paid for or reimbursed by the Company or borne by all Stockholders pro rata according to the respective amounts of the proceeds received by them in connection with that Approved Sale.

          (B)    CONDITIONS.  The obligations of each Stockholder with respect
                 ----------
to any Approved Sale are subject to the satisfaction of the following conditions:

          (i) upon the consummation of the Approved Sale, each Stockholder will receive the same form of consideration and the same amount of consideration per share or other unit of securities, subject to Section 2.8(c) and clauses (ii) and (iii) below;

          (ii) if any holders of a class of the Company's securities are given an option as to the form and amount of consideration to be received, then each Stockholder which holds any securities of that class will be given the same option;

          (iii) each Stockholder which holds any then currently exercisable Options, Convertible Securities or other rights to acquire securities of the Company of any class will be given an opportunity to either (A) exercise those rights prior to the consummation of the Approved Sale and participate in the Approved Sale as a holder of the securities issuable upon exercise or (B) upon consummation of the Approved Sale, receive in exchange for those rights consideration equal to the amount determined by multiplying (1) the per-unit amount received by the holders of securities of that class in connection with the Approved Sale less the per-unit exercise price per payable upon the exercise of those rights by (2) the number of units issuable upon the exercise of those rights; and

          (iv) no Stockholder will be required by reason of any Approved Sale to incur indemnification liability in a proportion which is greater than that Stockholder's pro rata share of the proceeds of the Approved Sale with respect to breaches of representations and warranties regarding matters other than that Stockholder and the securities purported to be owned by that Stockholder.

          (C)   DISTRIBUTIONS UPON SALE OF THE COMPANY.  In the event of a Sale
                --------------------------------------
of the Company, including an Approved Sale, which is effected by means of a sale or exchange of the Company's capital stock (whether by sale, merger, recapitalization, reorganization, consolidation, combination, sale or transfer of capital stock or otherwise), subject to clause (iii) of Section 2.8(b), each Stockholder will receive in exchange for the shares owned by such Stockholder to be sold or exchanged the same portion of the aggregate consideration from such sale or exchange that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation of the Company pursuant to Company Charter, determined as if the securities involved in such Sale of the Company were the Company's sole outstanding securities. Each Stockholder will take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such sale or exchange as are requested by the Company to give effect to this Section 2.8(c).

          2.9   RECAPITALIZATION.  In the event that a Transfer to which the
                ----------------
tag-along rights described in Section 2.7 would apply, or a Public Offering, is proposed and the Fund requests in order to facilitate that Transfer, or the underwriters or other Persons managing or administering that offering on behalf of the Company (the "Managers"), advise the Company in writing that in their
                     --------
opinion the equity structure of the Company (including the fact that the Company is organized as a corporation) may adversely affect the marketability of the offering, then each Stockholder will consent to and vote for a recapitalization or reorganization of the Company and/or the exchange or conversion of the Company's capital stock into a form of business organization and/or common and preferred securities that the Fund or the Managers, as the case may be, propose, and will take all other necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange or conversion, including entering into a restatement of any Transaction Document which may be required in order to preserve the relative rights and obligations of any Person; provided that the resulting organization and the common and
               --------
preferred securities issued in connection with that recapitalization or reorganization reflect and are consistent with the relative rights, duties and preferences among the

Company's outstanding securities prior to such recapitalization or reorganization.

          2.10  HOLDBACK.  No Stockholder will offer to the public for sale, or
                --------
make any public sale or distribution of, any Share or any other capital stock or equity security of the Company, or any securities convertible into or exchangeable or exercisable for any of the foregoing, during the seven days prior to or the 180 days after the effective date of any underwritten registered offering of the Company's capital stock or other securities, unless the underwriters managing such underwritten offering otherwise agree. The restrictions set forth in this Section 2.10 will continue with respect to any particular security until the date on which that security has been sold in a Public Sale.


                                   ARTICLE 3

                               VOTING PROVISIONS

          3.1   ELECTION OF EXECUTIVES TO THE BOARD.  From and after the date of
                -----------------------------------
this Agreement, the Fund will vote all Shares which are eligible to vote on such matters, and will take all other necessary or desirable actions within the Fund's control (whether in the Funds's capacity as a stockholder or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company will take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that for so long as he is an employee of the Company or Pinnacle Towers, each of Wolsey, Dell'Apa and Craig will be nominated and elected as a member of the Board.

          3.2   RESIGNATION UPON TERMINATION.  Each of Wolsey, Dell'Apa and
                ----------------------------
Craig agrees that, effective at such time as he ceases to be an employee of the Company and Pinnacle Towers, he will resign as a member of the Board.

          3.3   REPRESENTATIONS OF THE FUND.  The Fund represents and warrants
                ---------------------------
that the Fund has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Article 3. The Fund will not grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Article 3.

                                   ARTICLE 4

                                   VALUATION

          4.1   MARKETABLE SECURITIES.  A Share which is listed on a recognized
                ---------------------
securities exchange will be valued as of its last sale price on the date in question, or if no sale occurred on that date, at its last "bid" price on that date; and a Share which is traded over-the-counter will be valued at its last "bid" price on the date in question. This Section 4.1 will not apply, however, to any security (i) held under a representation that it has been acquired for investment, and not with a view to public sale or distribution, (ii) subject to any other restriction on Transfer, or (iii) where the size of the owner's holdings of the security compared to the trading volume in the security materially affects its liquidity and marketability.

          4.2   OTHER SHARES.  Any Shares to which Section 4.1 does not apply by
                ------------
its terms will be valued as of the date in question at the price a willing buyer would pay a willing seller in an arm's-length transaction, neither being under any compulsion to buy or sell and both having knowledge of all relevant facts, as determined using any reasonable valuation method designated by the Company in good faith. The Fair Market Value of any Class A Common or Class B Common described in this Section 4.2 will be determined by reference to the amount that would be received in connection with a liquidation of the Company, and without regard to any "premium" or "discount" which might be imputed if the rate at which the Yield accrues on the Class A Common or the Class B Common were deemed to constitute an above-market or below-market rate of return.


                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

          5.1   REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE EXECUTIVES.
                -------------------------------------------------------------
Pursuant to Section 5.1 of the Original Agreement, the Fund and the Initial Stockholders made certain representations and warranties, each of which representations and warranties will survive and be unaffected by the execution and delivery of this Agreement and the Contribution Agreement and the consummation of the contributions and issuances contemplated by the Contribution Agreement. In addition, as an inducement to each other party to enter into this Agreement and the Contribution Agreement and to consummate the transactions contemplated by the Contribution Agreement, each of the Fund, Wolsey, Dell'Apa, Craig and the Craig Trust represents and warrants to the others and to the Company and Pinnacle Towers, effective as of the time of and immediately after giving effect to the execution and delivery of this Agreement and the Contribution Agreement and the consummation of the contributions and issuances contemplated by the Contribution Agreement (as if such representations and warranties were made at such time), and with respect to itself or himself and not with respect to any other Person, that:

          (A)    AUTHORIZATION AND BINDING EFFECT.  The execution, delivery and
                 --------------------------------
performance by that Stockholder of this Agreement and the Contribution Agreement have (to the extent required) been duly authorized by it or him, and that Stockholder has full legal capacity to enter into each such agreement. Each such agreement constitutes a valid and binding obligation of that Stockholder which is enforceable in accordance with its terms.

          (B)    ABSENCE OF CONFLICTS.  The execution and delivery by that
                 --------------------
Stockholder of this Agreement and the Contribution Agreement, and that Stockholder's fulfillment of and compliance with the respective terms of each such agreement do not and will not in any material respect

          (i) conflict with or result in a breach of the terms, conditions or provisions of,

         (ii)    constitute a default under,

        (iii) result in the creation of any lien, security interest, charge or encumbrance upon that Stockholder's assets pursuant to,

         (iv) give any third party the right to accelerate any obligation under,

          (v)    result in a violation of, or

         (vi) require any authorization, consent, approval, exemption or other action by or notice to any Government Entity or any other Person pursuant to,

any of the charter, bylaws, plan, trust or other organizational documents of that Stockholder (if any), or any Law to which that Stockholder or any of its or his assets is subject.

          (C)    INVESTMENT REPRESENTATIONS. With respect to the Shares acquired
                 --------------------------
by the representing and warranting Stockholder pursuant to the Contribution
Agreement:

          (I)    INVESTMENT RISK.  The representing and warranting Stockholder,
                 ---------------
     by reason of its or his business or financial experience, is capable of evaluating the risks and merits of an investment in those Shares and of protecting its or his own interests in connection with the investment pursuant to this Agreement. That Stockholder further acknowledges that those Shares are a speculative investment which involves a substan-tial degree of risk of loss by that Stockholder of its or his entire investment in the Company, and that Stockholder under stands and takes full cognizance of the risk factors related to the acquisition of those Shares and that the Company is a holding company which is newly organized and has no financial or operating history. That Stockholder is financially able to bear the economic risk of an investment in those Shares, including the total loss of that investment.

          (II)   NO GENERAL SOLICITATION.  The representing and warranting
                 -----------------------
     Stockholder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation, with respect to the issuance of those Shares.

         (III)   INVESTMENT INTENT.  The representing and warranting
                 -----------------
     Stockholder is acquiring those Shares for investment purposes for its or his own account only, and not with a view to or for sale in connection with any distribution of all or any part of those Shares. No other Person (except the partners of the Fund, in the case of the Fund) will have any direct or indirect beneficial interest in or right to those Shares.

          (IV)   LACK OF REGISTRATION.  The representing and warranting
                 --------------------
     Stockholder acknowledges that those Shares have not been registered under the Securities Act or the securities laws of any state, in reliance, in part, on its or his representations, warranties, and agreements set forth in this Agreement. That Stockholder understands that each such Share is a "restricted security" under the Securities Act in that those Shares will be acquired from the Company in a transaction not involving a public offering, that those Shares may be resold without registration under the Securities Act only in certain limited circumstances, and that otherwise those Shares must be held indefinitely. That Stockholder further understands and agrees that the Company and its stockholders are under no obligation to register or qualify those Shares under the Securities Act or under any state securities law, or to assist that Stockholder in complying with any exemption from registration and qualification. That Stockholder agrees that it or he will not make any disposition of all or any part of those Shares which will result in the violation by it or him or by the Company of the Securities Act, or any other applicable securities laws.

           (V)   LACK OF LIQUIDITY.  The representing and warranting Stockholder
                 -----------------
     acknowledges that there are substantial restrictions on the transferability of those Shares pursuant to this Agreement and applicable law, that there is no public market for those Shares or other securities of the Company and none is expected to develop, and that, accordingly, it may not be possible for that Stockholder to liquidate its or his investment in the Company.

          (VI)   ACCESS TO INFORMATION.  The representing and warranting
                 ---------------------
     Stockholder has had an opportunity to ask questions and receive answers from the Company and Pinnacle Towers and the Persons involved in organizing, establishing and managing the business and affairs of the Company and Pinnacle Towers regarding the terms and conditions of acquisition of those Shares and regarding the proposed business, financial affairs, and other aspects of the Company and Pinnacle Towers, and has further had the opportunity to obtain all information (to the extent the Company and Pinnacle Towers possess or can acquire such information without unreasonable effort or expense) which that Stockholder deems necessary to evaluate its or his investment in those Shares and to verify the accuracy of information otherwise provided to it or him. That Stockholder has received and reviewed all information which it or he considers necessary or appropriate for deciding whether to acquire and commit to acquire those Shares.

         (VII)   LACK OF REPRESENTATIONS.  Neither the Company nor Pinnacle
                 -----------------------
     Towers, nor any representative of the Company or Pinnacle Towers, nor any other Person, has at any time expressly or implicitly represented, guaranteed, or warranted to that Stockholder that it or he may freely Transfer those Shares, that a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in those Shares, that past performance or experience on the part of any Person in any way indicates the predictable results of the ownership of those Shares or of the Company's or Pinnacle Towers' business, that any cash distributions from the Company's or Pinnacle Towers' operations or otherwise will be made to the owners of Shares by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Company.

        (VIII)   CONSULTATION WITH ADVISORS.  The representing and warranting
                 --------------------------
     Stockholder has been advised to consult with its or his own legal counsel and financial advisors regarding all legal and financial matters concerning an investment in the Company and the tax and other consequences of participating in the participating in the Company and acquiring and owning those Shares, and has done so, to the extent that Stockholder considers necessary.

          (IX)   TAX MATTERS.  The representing and warranting Stockholder
                 -----------
     acknowledges that the tax consequences to it or him of acquiring and owning those Shares will depend on its or his particular circumstances, and neither the Company or Pinnacle Towers nor any representative of either of them nor any other Person will be responsible or liable for the tax consequences to that Stockholder of an investment in the Company. That Stockholder will look solely to, and rely upon, its or his own advisors with respect to the tax consequences of this investment. That Stockholder acknowledges that there can be no assurance that the Code or the Treasury Regulations or any other Law will not be amended or interpreted in the future in such a manner so as to deprive the Company and its stockholders of some or all of the tax benefits they might receive, nor that some of the deductions claimed by the Company or the allocations of items of income, gain, loss, deduction, or credit among the Company's stockholders may not be challenged by the Internal Revenue Service or any other taxing authority.

Notwithstanding the provisions preceding clause (a) of this Section 5.1, each representation and warranty of Craig set forth in this Section 5.1 will be deemed also to be a representation and warranty of the Craig Trust set forth in this Section 5.1, and each representation and warranty of the Craig Trust set forth in this Section 5.1 will be deemed also to be a representation and warranty of Craig set forth in this Section 5.1. For purposes of this Section 5.1, the knowledge or belief of the Craig Trust will mean knowledge or belief of Craig.

          5.2   REPRESENTATIONS AND WARRANTIES OF THE EXECUTIVES.  Pursuant to
                ------------------------------------------------
Section 5.2 of the Original Agreement, the Executives made certain representations and warranties, each of which representations and warranties will survive and be unaffected by the execution and delivery of this Agreement and the Contribution Agreement and the consummation of the contributions and issuances contemplated by the Contribution Agreement.

          5.3   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  Pursuant to
                ---------------------------------------------
Section 5.3 of the Original Agreement, Pinnacle Towers made certain representations and warranties, each of which representations and warranties will survive and be unaffected by the execution and delivery of this Agreement and the Contribution Agreement and the consummation of the contributions and issuances contemplated by the Contribution Agreement. In addition, as an inducement to each other party to enter into this Agreement and the Contribution Agreement and to consummate the transactions contemplated by the Contribution Agreement, each of the Company and Pinnacle Towers represents and warrants to the other and to the Initial Stockholders, effective as of the time of and immediately after giving effect to the execution and delivery of this Agreement and the Contribution Agreement and the consummation of the contributions and issuances contemplated by the Contribution Agreement (as if such representations and warranties were made at such time), that:

          (A)   AUTHORIZATION AND BINDING EFFECT.  The execution, delivery and
                --------------------------------
     performance by the Company and Pinnacle Towers of this Agreement and the Contribution Agreement have been duly authorized by the Company and Pinnacle Towers, and each such agreement constitutes a valid and binding obligation of the Company and Pinnacle Towers which is enforceable in accordance with its terms.

          (B)   ABSENCE OF CONFLICTS.  The execution and delivery by the Company
                --------------------
     and Pinnacle Towers of this Agreement and the Contribution Agreement, and the Company's and Pinnacle Towers' fulfillment of and compliance with the respective terms of each such agreement do not and will not in any material respect

          (i) conflict with or result in a breach of the terms, conditions or provisions of,

         (ii)   constitute a default under,

        (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or Pinnacle Towers' assets pursuant to,

          (iv) give any third party the right to accelerate any obligation under,

           (v)  result in a violation of, or

          (vi) require any authorization, consent, approval, exemption or other action by or notice to any Government Entity or any other Person pursuant to,

     any of the charter or bylaws of the Company or Pinnacle Powers, or any Law to which the Company or Pinnacle Towers or any of their respective assets is subject.

          (C)   TAX MATTERS.  The Company acknowledges that the Fund's and the
                -----------
     Executives' investments are being made based upon the understanding that, for United States federal income tax purposes, the Company will be eligible to be treated, and will in fact be treated, as a real estate investment trust (a "REIT"). In furtherance of that understanding and in order to
               ----
     induce the Fund and the Executives to make the investments described in Sections 1.2 and 1.3, the Company represents that it will (1) use reasonable efforts to become and continue to be qualified to be so treated,
     (2) validly and timely elect to be taxed as a REIT, (3) acquire, manage and dispose of such assets in such manner as to continue to be eligible to be taxed as a REIT, (4) make such dividend distributions to its shareholders at such times as may be required to maintain its qualification as a REIT, and (5) take or refrain from taking such other actions as may be necessary or desirable to preserve its eligibility to be taxed as a REIT. In addition, insofar as is reasonably practicable, the Company warrants and covenants that it will manage its affairs in such a manner as to avoid the incurrence of any material amount of United States federal income taxes, including taxes relating to foreclosure property and taxes imposed upon prohibited transactions.

          5.4  SURVIVAL.  Each representation and warranty set forth in Section
               --------
5.1, 5.2 or 5.3 of this Agreement or the Original Agreement will survive the execution and delivery of this Agreement and the Contribution Agreement and the consummation of contributions and issuances described in Section 1.2 until the second anniversary of the Closing Date; provided that with respect to any claim
                                        --------
made by any party hereto on or prior to the second anniversary of the Closing Date, the representations and warranties that are the subject of such claim and the indemnification obligations with respect thereto will continue in effect insofar as they relate or allegedly relate to that claim, until that claim is finally resolved. Each Person making any representation or warranty set forth in this Article 5 or in Article 5 of the Original Agreement will indemnify and hold harmless the Person(s) to whom such representation or warranty is made, and all officers, directors, shareholders, managers, employees, partners, agents, attorneys, representatives and other Affiliates thereof, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or suffers any other loss or expense, by reason of or arising from any misrepresentation or misstatement of facts made by such representing or warranting Person (including reasonable attorneys' fees, judgments, fines, and amounts paid in settlement, payable as incurred by such Person in connection with such action, suit, proceeding, or the like).


                                   ARTICLE 6

                                   [RESERVED]


                                   ARTICLE 7

                               GENERAL PROVISIONS

          7.1  TRANSFER OF RESTRICTED SECURITIES.
               ---------------------------------

          (A)  GENERALLY.  Without limiting Sections 2.6 and 2.7, Shares which
               ---------
are Restricted Securities may be Transferred only (i) in Public Offerings, (ii) under Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rule or rules then in force) if such rule is available, (iii) pursuant to

Section 2.2, 2.3 or 2.4, or (iv) subject to the conditions specified in Section 7.1(b), by any other legally available means of Transfer.

          (B)  OPINION DELIVERY.  In connection with the transfer of any
               ----------------
Restricted Securities (other than a Transfer described in Section 7.1(a)(i), 7.1(a)(ii) or 7.1(a)(iii)), the holder of such Restricted Securities will deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with an opinion (in form and substance reasonably satisfactory to the Company) of legal counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if such holder of the Restricted Securities delivers to the Company an opinion (in form and substance reasonably acceptable to the Company) of such legal counsel to the effect that no subsequent Transfer of such Restricted Securities will require registration under the Securities Act, then the Company will upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in
Section 7.1(c). If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, then such holder will not Transfer the same until the prospective Transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 7.1.

          (C)  LEGEND.  Each certificate representing Restricted Securities will
               ------
be imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ______________, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECOND AMENDED AND RESTATED SUBSCRIPTION AND STOCKHOLDERS AGREEMENT DATED AS OF May 16, 1996, AS IN EFFECT FROM TIME TO TIME, BETWEEN THE ISSUER (THE "COMPANY"), PINNACLE TOWERS INC. AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

          (D)  LEGEND REMOVAL.  If any Restricted Securities become eligible for
               --------------
sale pursuant to Rule 144(k) promulgated under the Securities Act (or any similar rule or rules then in force), then the Company will, upon the request of the holder of such Restricted

Securities, remove the legend set forth in Section 7.1(c) from the certificates for such Restricted Securities.

          7.2  ADDRESSES AND NOTICES.  Any notice, demand, request or report
               ---------------------
required or permitted to be given or made to any Person under this Agreement will be in writing and will be deemed given or made when delivered in person or when sent by first class mail or by other commercially reasonable means of written communication (including delivery by an internationally recognized courier service or by facsimile transmission) (i) to the Company or Pinnacle Towers, at the address, and with the copy, specified below, or (ii) to any Stockholder, at that Stockholder's address as shown on the Company's books and records

               Pinnacle Towers Inc.
               1800 Second Street
               Sarasota, Florida 34236
               Attention:  President

                    with a copy (which copy will not
                    --------------------------------
                    constitute notice to the Company) to:
                    ------------------------------------

                    ABRY Partners, Inc.
                    18 Newbury Street
                    Boston, MA  02116
                    Attention:  Royce Yudkoff


or to such other address as the recipient may have theretofore specified to the sending Person in accordance with this Section 7.2.

          7.3  BINDING EFFECT.  This Agreement will be binding upon and inure to
               --------------
the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Notwithstanding the foregoing, no Stockholder will Transfer any Share (other than in a Public Sale, a Sale of the Company or a Transfer made in accordance with Section 2.7) to any Person who does not agree in writing to be bound by the provisions of this Agreement applicable to such Shares immediately prior to such Transfer. The Company may cause any other employee of the Company or any Subsidiary or any other holder of its equity securities to become a party to this Agreement as an additional "Stockholder" and/or an additional "Executive" by accepting from that
                                               ---------
employee or other holder the execution and delivery of a counterpart of this Agreement agreeing to be bound in the capacity or capacities in question.

          7.4  AMENDMENT; WAIVER.  Except as otherwise provided in this
               -----------------
Agreement, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the holders of Common Shares representing a majority of the votes entitled to be cast in accordance with the Company Charter by the holders of the Common Shares held by the Stockholders. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          7.5  CONSENT TO JURISDICTION.  Each Stockholder agrees that any legal
               -----------------------
proceeding instituted against it or him with respect to the Company's or Pinnacle Towers' business or property, or relating to any Transaction Document, may be brought in any court of competent jurisdiction located in the State of Delaware or the Commonwealth of Massachusetts, as selected by the Board, and each Stockholder, the Company and Pinnacle Towers waives the right to trial by jury with respect to all such matters. Each Stockholder, the Company and Pinnacle Towers irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforementioned courts in personam generally and unconditionally with respect to any such proceeding for itself or himself and its or his property. If any such proceeding is brought in any such jurisdiction, each Stockholder, the Company and Pinnacle Towers hereby (a) waives any objection on the ground of venue or the convenience of the forum, and
(b) agrees that any judgment obtained in any such proceeding will be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and amount of that Stockholder's, the Company's or Pinnacle Towers' obligations. Service of process and notice of any such proceeding may be made by any means provided for in Section 7.2.

          7.6  FURTHER ACTION.  The parties will execute and deliver all
               --------------
documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          7.7  OTHER DEFINITIONAL PROVISIONS.
               -----------------------------

          (A)  "HEREOF," ETC.  The terms "hereof," "herein" and "hereunder" and
                -------------
terms of similar import will refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause and Exhibit references contained in this Agreement are references to Sections, clauses and Exhibits in or attached to this Agreement, unless otherwise specified.

          (B)  NUMBER AND GENDER.  Each defined term used in this Agreement has
               -----------------
a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

          (C)  INCLUDING.  Whenever the term "including" is used in this
               ---------
Agreement (whether or not that term is followed by the phrase

"but not limited to" or "without limitation" or words of similar effect) in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, the items within that classification.

          (D)  SUCCESSOR LAWS.  Each reference in this Agreement or any other
               --------------
Transaction Document to any Law will be deemed to include such Law as it hereafter may be amended, supplemented or modified from time to time and any successor Law thereto, unless such treatment would be contrary to the express terms of this Agreement or such Transaction Document.

          7.8  SEVERABILITY.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          7.9  ENTIRE AGREEMENT.  This Agreement (together with the other
               ----------------
Transaction Documents) embodies the complete agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral (including the letter agreement dated March 13, 1995 between ABRY Partners and Paramount), which may have related to the subject matter of this Agreement in any way.

          7.10 COUNTERPARTS.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          7.11 DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a substantive part of this Agreement.

          7.12 GOVERNING LAW.  ALL MATTERS RELATING TO THE INTERNAL AFFAIRS OF
               -------------
THE COMPANY AND PINNACLE TOWERS AND THE RELATIVE RIGHTS OF THE HOLDERS OF THE COMPANY'S CAPITAL STOCK AS SUCH WILL BE GOVERNED BY THE DELAWARE ACT. ALL OTHER ISSUES AND QUESTIONS, INCLUDING THOSE CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC

LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT (AND ALL SCHEDULES AND EXHIBITS HERETO), EVEN IF UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          7.13 NO STRICT CONSTRUCTION.  The parties to this Agreement have
               ----------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


                             *    *    *    *    *

          IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amended and Restated Subscription and Stockholders Agreement as of the first date set forth above.

                         PINNACLE HOLDINGS INC.


                         By____________________________

                         Its___________________________


                         PINNACLE TOWERS INC.


                         By____________________________

                         Its___________________________


                         ABRY BROADCAST PARTNERS, L.P.

                           By ABRY Capital, L.P.
                           Its General Partner

                              By ABRY Holdings, Inc.
                              Its General Partner


                              By_______________________

                              Its______________________



                         _______________________________
                         Robert J. Wolsey


                         _______________________________
                         James M. Dell'Apa


                         _______________________________
                         Michael D. Craig

                         GARDERE & WYNNE SAVINGS AND
                           RETIREMENT PLAN TRUST FOR THE
                           BENEFIT OF MICHAEL D. CRAIG


                         By_________________________________
                              Michael D. Craig
                              Trustee

                                                                       EXHIBIT A


                                 DEFINED TERMS


          As used in the Amended and Restated Subscription and Stockholders Agreement to which this Exhibit A is attached, the following terms have the following respective meanings:

          "AFFILIATE" means any Person that directly or indirectly controls, is
           ---------
controlled by, or is under common control with the Person in question. For purposes of this Agreement, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that each direct and indirect partner of the
                       --------
Fund will be deemed to be an Affiliate of the Fund.

          "AFTER-DEATH PUT NOTICE" has the meaning set forth in Section 2.4(d).
           ----------------------

          "AFTER-DEATH PUT OPTION" has the meaning set forth in Section 2.4(b).
           ----------------------

          "AGREEMENT" means this Amended and Restated Subscription and
           ---------
Stockholders Agreement, as in effect from time to time.

          "APPROVED SALE" means any Sale of the Company which is approved by
           -------------
holders of Common Shares entitled to cast a majority of the votes entitled to be cast by the outstanding Common Shares, voting in the manner provided in Section IV(C)(1) of the Company Charter.

          "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as
           ------------------------
of April 17, 1995 and as amended as of May 3, 1995 between Pinnacle Towers and Paramount, as in effect from time to time.

          "AVAILABLE SHARES" has the meaning set forth in Section 2.2(d).
           ----------------

          "BOARD" means the Company's board of directors.
           -----

          "BUSINESS DAY" means Monday through Friday of each week (determined by
           ------------
reference to Boston, Massachusetts, time), except that a legal holiday recognized as such by the government of the United States will not be regarded as a Business Day.

          "CALL OPTION" has the meaning set forth in Section 2.2(a).
           -----------

          "CAUSE" for any of Wolsey, Dell'Apa or Craig has the meaning set forth
           -----
in the Employment Agreement for that Executive.

          "CLASS A COMMON" means the Company's Class A Common Stock, par value
           --------------
$0.001 per share.

          "CLASS B COMMON" means the Company's Class B Common Stock, par value
           --------------
$0.001 per share.

          "CLASS C COMMON" means the Company's Class C Common Stock, par value
           --------------
$0.001 per share.

          "CLASS D COMMON" means the Company's Class D Common Stock, par value
           --------------
$0.001 per share.

          "CLASS E COMMON" means the Company's Class E Common Stock, par value
           --------------
$0.001 per share.

          "CLOSING DATE" has the meaning set forth in Section 1.1.
           ------------

          "CODE" means the United States Internal Revenue Code of 1986, as in
           ----
effect from time to time.

          "COMMITTED CONTRIBUTIONS" has the meaning set forth in Section 1.3(b).
           -----------------------

          "COMMON EQUIVALENT"  means any Common Share, Option or Convertible
           -----------------
Security.

          "COMMON SHARE" means any share of Class A Common, Class B Common,
           ------------
Class C Common, Class D Common or Class E Common and will include any common securities issued in respect of any of those Common Shares in connection with any recapitalization described in Section 2.9; provided that Common Share shall
                                               --------
not in any event mean any share of Class E Common for dates prior to the date of this Agreement.

          "COMPANY" means Pinnacle Holdings Inc., a Delaware corporation.
           -------

          "COMPANY CALL NOTICE" has the meaning set forth in Section 2.2(c).
           -------------------

          "COMPANY CHARTER" means the Company's Amended and Restated Certificate
           ---------------
of Incorporation as filed with the Secretary of State of Delaware, as such Certificate of Incorporation is in effect from time to time.

          "CONSULTING AGREEMENT" means the Consulting and Management Services
           --------------------
Agreement dated as of May 3, 1995 and substantially in the form of the attached Exhibit D, between Pinnacle Towers and ABRY Partners, Inc., as in effect from
---------
time to time.

          "CONVERSION DATE" means the date which is specified by the Executive
           ---------------
Committee (as such term is defined in the bylaws of the Company) of the Board (or, at any time when there is no such Executive Committee, then by the Board), but in any event which is not later than the consummation of an IPO.

          "CONVERTIBLE SECURITIES" means any securities of the Company directly
           ----------------------
or indirectly convertible into or exchangeable for Common Shares.

          "CRAIG" means Michael D. Craig.
           -----

          "CRAIG TRUST" means the Gardere & Wynne Savings and Retirement Plan
           -----------
Trust for the Benefit of Michael D. Craig.

          "DEATH BENEFITS" has the meaning set forth in Section 24.
           --------------

          "DELL'APA" means James M. Dell'Apa.
           --------

          "DELAWARE ACT" means the Delaware General Corporation Law, as in
           ------------
effect from time to time.

          "DISTRIBUTION" has the meaning which the Company Charter assigns to
           ------------
that term.

          "ELECTION NOTICE" has the meaning set forth in Section 2.2(d).
           ---------------

          "ELIGIBLE STOCKHOLDER" has the meaning set forth in Section 2.2(d).
           --------------------

          "EMPLOYMENT AGREEMENT" for any of Wolsey, Dell'Apa or Craig means the
           --------------------
Executive Employment Agreement dated as of May 3, 1995 and substantially in the form of the attached Exhibit E, between Pinnacle Towers and such individual, as
                     ---------
in effect from time to time.

          "EXECUTIVE" means Wolsey, Dell'Apa, Craig, the Craig Trust and any
           ---------
other Person who may become a party to this Agreement as an "Executive" in accordance with Section 7.3.

          "EXECUTIVE SHARE" for any Executive means any Common Shares initially
           ---------------
issued (including by reason of the exercise of the preemptive rights set forth in Section 1.5) to any Executive or any Family Member of that Executive (whether or not owned by such Executive at any time question), and will include any common securities issued in respect of any of those Common Shares in connection with any recapitalization or reorganization described in Section 2.9. Without limiting the foregoing, any shares so issued to the Craig Trust will be part of the "Executive Shares" for Craig.

          "EXEMPT ISSUANCE" means any issuance or sale of any Common Equivalent
           ---------------
by the Company (a) to any employee of the Company or any Subsidiary, (b) in connection with the acquisition of another company, business or assets, (c) pursuant to a Public Offering, (d) upon the exercise, conversion or exchange of any Option or Convertible Security issued in accordance with Section 1.5, (e) pursuant to the Contribution Agreement, (f) pursuant to Section 1.1, Section 1.2 or Section 1.3, (g) upon the conversion of Class D Common into Class C Common in accordance with the Company Charter, (h) as part of any recapitalization or reorganization described in Section 2.9, (i) as a distribution in the form of securities of the Company, or (j) of up to 2,500 Common Shares to up to 100 Persons other than the Fund on or prior to December 31, 1995.

          "FAIR MARKET VALUE" for any Share means the amount determined
           -----------------
according to Article 4.

          "FAMILY MEMBER" of a Person means such Person's parents, spouse,
           -------------
natural or adopted descendants or estate, or any trust established solely for the benefit of such Person and/or one or more of the foregoing and of which such Person or another Family Member of such Person is the sole trustee. Without limiting the foregoing, Craig will be considered a "Family Member" of the Craig Trust, and the Craig Trust will be considered a "Family Member" of Craig.

          "FUND" means ABRY Broadcast Partners II, L.P., a Delaware limited
           ----
partnership.

          "FUND CALL NOTICE" has the meaning set forth in Section 2.2(d).
           ----------------

          "GOVERNMENT ENTITY" means the United States of America or any other
           -----------------
nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regula tory or administrative functions of government in each case having jurisdiction over the matter in question, including any Tribunal.

          "INCENTIVE SHARES" for any Executive means all Class D Common issued
           ----------------
to that Executive pursuant to the Contribution Agreement and all Class C Common issued upon conversion of any of those Class D Common shares, and will include any common securities issued in respect of any of those Common Shares in connection with any recapitalization or reorganization described in Section 2.9.

          "INITIAL COMMITTED CONTRIBUTIONS" has the meaning set forth in Section
           -------------------------------
1.3(a).

          "IPO" means the initial Public Offering, other than a Public Offering
           ---
registered on Form S-8 or any similar or successor form promulgated under the Securities Act.

          "KEY-MAN POLICY" has the meaning set forth in Section 2.4(a).
           --------------

          "LAWS" means all applicable statutes, laws, ordinances, regulations,
           ----
rules, orders, judgments, writs, injunctions, acts or decrees of any Tribunal or other Government Entity.

          "MANAGERS" has the meaning set forth in Section 2.9.
           --------

          "NON-INCENTIVE COMMON SHARES" means all Common Shares which are not
           ---------------------------
Incentive Shares, and will include any common securities issued with respect to any of those Common Shares in connection with any recapitalization or reorganization described in Section 2.9.

          "NON-INCENTIVE PERCENTAGE" for any Stockholder at any time means the
           ------------------------
number of Non-Incentive Common Shares owned by that Stockholder at such time, expressed as a percentage of the number of Non-Incentive Common Shares outstanding at such time.

          "OPTIONS" means any warrants, options or other rights to directly or
           -------
indirectly subscribe for or purchase Common Shares or Convertible Securities.

          "OTHER STOCKHOLDERS" has the meaning set forth in Section 2.7(a).
           ------------------

          "OWNERSHIP PERCENTAGE" for any Person at any time means the aggregate
           --------------------
number of shares of Class A Common, Class B Common, Class E Common and Class C Common (determined as if all Class D Common were converted into Class C Common in accordance with the Company Charter immediately prior to that time) which are held by that Person and which are not Unvested Shares, expressed as a percentage of the aggregate number of shares of Class A Common, Class B Common, Class E Common and Class C Common (determined as if all Class D Common were converted into Class C Common in accordance with the Company Charter immediately prior to that time) which are then outstanding and which are not Unvested Shares.

          "PARAMOUNT" means Paramount Towers Inc., a Delaware corporation.
           ---------

          "PERSON" means an individual or a corporation, limited liability
           ------
company, partnership, trust, unincorporated organization, association or other entity, including any Government Entity.

          "PINNACLE TOWERS" means Pinnacle Towers Inc., a Delaware corporation.
           ---------------

          "PUBLIC OFFERING" means any public offering of Shares or other equity
           ---------------
securities of the Company which is registered pursuant to the Securities Act.

          "PUBLIC SALE" means any sale of Common Shares to the public pursuant
           -----------
to an offering registered under the Securities Act or through a broker, dealer or market maker pursuant to the provisions of Rule 144, or pursuant to Rule 144(k), adopted pursuant to the Securities Act.

          "PURCHASED EXECUTIVE SHARES" has the meaning set forth in Section
           --------------------------
2.3(a).

          "RESTRICTED SECURITIES" means (i) the Shares issued under this
           ---------------------
Agreement or the Contribution Agreement or issued upon conversion of any such Shares, and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 7.1(c) have been delivered by the Company in accordance with Section 7.1(b).

          "SALE OF THE COMPANY" means any transaction or series of related
           -------------------
transactions pursuant to which any Person(s) in the aggregate acquire(s) (i) other than from the Company, equity securities representing a majority of the economic interest in the Company at the time of such acquisition (whether by merger, consolidation, reorganization, combination, sale or transfer of capital stock or otherwise), (ii) from the Company or Pinnacle Towers, a majority of the equity securities representing a majority of the voting or economic interest in Pinnacle Towers at the time of such acquisition (whether by merger, consolidation, reorganization, combination, sale or transfer of capital stock or otherwise), or (iii) from Pinnacle Towers and/or its Subsidiaries, all or substantially all of Pinnacle Towers' assets determined on a consolidated basis, in each case other than by reason of the grant or foreclosure of any pledge or lien on the same or any disposition following any such foreclosure.

          "SECONDARY COMMITTED CONTRIBUTIONS" has the meaning set forth in
           ---------------------------------
Section 1.3(b).

          "SECURITIES ACT" means the United States Securities Act of 1933 and
           --------------
applicable rules and regulations thereunder, in each case as in effect from time to time.

          "SHARE" means any Common Share or any other equity security of the
           -----
Company which may hereafter be issued or outstanding.

          "STOCKHOLDER" means the Fund, the Executives, and any other Person who
           -----------
hereafter becomes a party to this Agreement in the capacity as a holder of any Shares; but in each case only so long as such Person is shown on the Company's books and records as the holder of one or more Shares.

          A "SUBSIDIARY" of any Person means any corporation, limited liability
             ----------
company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, membership, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more subsidiaries of that Person or a combination thereof. For purposes of this Agreement, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons are allocated a majority of limited liability company, partnership, association or other business entity gains or losses or control any manager, managing director or general partner of such limited liability company, partnership, association or other business entity. The capitalized term "SUBSIDIARY" refers to a subsidiary
                                              ----------
of the Company.

          "SUPPLEMENTAL CALL NOTICE" has the meaning set forth in Section
           ------------------------
2.2(d).

          "TAG-ALONG SALE NOTICE" has the meaning set forth in Section 2.7(a).
           ---------------------

          "TERMINATION" has the meaning set forth in Section 2.2(a).
           -----------

          "TRANSACTION DOCUMENTS" means this Agreement, the Contribution
           ---------------------
Agreement, the Company Charter, the Consulting Agreement, Employment Agreements, the Asset Purchase Agreement, and all other agreements, instruments and documents entered into or delivered in connection with this Agreement or the Original Agreement.

          "TRANSFER" means any direct or indirect sale, pledge, encumbrance,
           --------
assignment, gift, hypothecation, exchange, transfer or
other disposition (and the terms "Transferee," "Transferor" and "Transferred"
                                  ----------    ----------       -----------
have correlative meanings).

          "TREASURY REGULATIONS" means the income tax regulations promulgated
           --------------------
under the Code, as such regulations are in effect from time to time.

          "TRIBUNAL" means any government, arbitration panel,  court or
           --------
governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village, municipality or other Government Entity, in each case having jurisdiction over the matter in question, whether now or hereafter constituted and/or existing.

          "UNVESTED SHARES" means the Class D Common Stock of Pinnacle Towers
           ---------------
issued pursuant to Section 1.1, the Class D Common issued pursuant to the Contribution Agreement and the Class C Common issued upon the conversion of Class D Common that are Unvested Shares at the time of that conversion, in each case, except to the extent that such any such Shares have become and remain Vested Shares in accordance with the terms of this Agreement.

          "VESTED SHARE" at any time means any Incentive Share which has become,
           ------------
and which remains, a Vested Share in accordance with the terms of this Agreement.

          "WITHOUT-CAUSE PUT NOTICE" has the meaning set forth in Section
           ------------------------
2.3(c).

          "WITHOUT-CAUSE PUT OPTION" has the meaning set forth in Section
           ------------------------
2.3(a).

          "WITHOUT-CAUSE TERMINATION" has the meaning set forth in Section
           -------------------------
2.3(a).

          "WOLSEY" means Robert J. Wolsey.
           ------

          "YIELD" has the meaning which the Company Charter assigns to that
           -----
term.


                           *     *     *     *     *

                                                                     EXHIBIT B-1



               STOCKHOLDERS AND INITIAL SHARES OF PINNACLE TOWERS


============================================================
                             SHARES OF  SHARES OF  SHARES OF
                 CAPITAL      CLASS A    CLASS B    CLASS D
STOCKHOLDER    CONTRIBUTION   COMMON     COMMON     COMMON
-------------  ------------  ---------  ---------  ---------
------------------------------------------------------------

The Fund         $7,300,000     35,000        -0-        -0-
------------------------------------------------------------
Wolsey            1,000,000        -0-     10,000     10,000
------------------------------------------------------------
Dell'Apa            150,000        -0-      1,500     10,000
------------------------------------------------------------
Craig                   -0-        -0-        -0-     10,000
------------------------------------------------------------
Craig Trust          50,000        -0-        500        -0-
                 ----------     ------     ------     ------
============================================================
  Total          $8,500,000     35,000     12,000     30,000
============================================================

                                                                     EXHIBIT B-2



                          SHARES OF THE COMPANY ISSUED
                       PURSUANT TO CONTRIBUTION AGREEMENT
                       ----------------------------------



==============================================
               SHARES OF  SHARES OF  SHARES OF
                CLASS A    CLASS B    CLASS D
 STOCKHOLDER    COMMON     COMMON     COMMON
-------------  ---------  ---------  ---------
----------------------------------------------

The Fund          73,000        -0-        -0-
----------------------------------------------
Wolsey               -0-     10,000     10,000
----------------------------------------------
Dell'Apa             -0-      1,500     10,000
----------------------------------------------
Craig                -0-        -0-     10,000
----------------------------------------------
Craig Trust          -0-        500        -0-
                  ------     ------     ------
==============================================
  Total           73,000     12,000     30,000
==============================================

                                                                       EXHIBIT C


                           EXPENSES TO BE REIMBURSED

                                                                       Exhibit D


                          FORM OF CONSULTING AGREEMENT

                                                                       Exhibit E


                          FORM OF EMPLOYMENT AGREEMENT

                                      -44-